SUBORDINATED INTERESTS SERVICER REPORT			EXHIBIT 99.1

ORIGINAL DEAL PARAMETERS
Certificate Balance			"$16,388,534.00 "
YSA Regular Interest Principal Balance			"$2,339,486.00 "
Reserve Regular Interest Principal Balance			"$7,570,982.00 "
Component A-1 Notional Amount			"$164,000,000.00 "
Component A-2 Notional Amount			"$218,000,000.00 "
Component A-3 Notional Amount			"$183,114,000.00 "
Component B Notional Amount			"$24,176,000.00 "

INPUTS FROM PREVIOUS PERIOD SUBORDINATED INTEREST SERVICER REPORT
Certificate Balance			"$16,388,534.00 "
Fixed-Rate Certificates Interest Shortfall			$0.00
YSA Regular Interest Principal Balance			"$2,237,899.94 "
YSA Regular Interest Interest Shortfall			$0.00
Reserve Regular Interest Principal Balance			"$7,570,982.00 "
Reserve Regular Interest Interest Shortfall			$0.00
Component A-1 Notional Amount			"$146,360,771.19 "
Component A-2 Notional Amount			"$218,000,000.00 "
Component A-3 Notional Amount			"$183,114,000.00 "
Component B Notional Amount			"$24,176,000.00 "
Interest-Only Certificates Interest Shortfall			$0.00
Certificate Yield Supplement Account Balance			$0.00

CALCULATION OF DISTRIBUTABLE AMOUNTS
Wtd. Avg. Net APR (by Adjusted Contract Balance)			6.52%

Fixed-Rate Certificate Rate			6.52%
Fixed-Rate Certificateholders' Monthly Interest Distributable Amount
	"$89,044.37 "
Fixed-Rate Certificateholders' Interest Carryover Shortfall			$0.00
Fixed-Rate Certificateholders' Interest Distributable Amount			"$89,044.37 "

Yield Supplement Account Reinvestment Income			"$10,959.59 "
YSA Regular Interest Rate			5.88%
YSA Regular Interestholders' Monthly Interest Distributable Amount
	"$10,959.59 "
YSA Regular Interestholders' Interest Carryover Shortfall			$0.00
YSA Regular Interestholders' Interest Distributable Amount			"$10,959.59 "

Reserve Acount Reinvestment Income			"$46,511.93 "
Reserve Account Regular Interest Rate			7.37%
Reserve Account Regular Interestholders' Monthly Interest Distributable Amount
			"$46,511.93 "
Reserve Account Regular Interestholders' Interest Carryover Shortfall			$0.00
Reserve Account Regular Interestholders' Interest Distributable Amount
	"$46,511.93 "

Component A-1 Rate			0.8825%
Component A-2 Rate			0.7700%
Component A-3 Rate			0.6700%
Component B Rate			0.6700%
Interest-Only Certificateholders' Monthly Interest Distributable Amount
		"$363,256.40 "
Interest-Only Certificateholders' Interest Carryover Shortfall			$0.00
Interest-Only Certificateholders' Interest Distributable Amount			"$363,256.40 "

Deposit to Certificate Distribution Account from Colleciton Account plus
   Certificate Yield Supplement Deposit Amount plus
   Reinvestment Income on Certificate Yield Supplement Account			"$412,838.21 "
Deposit to Certificate Distribution Account from Principal Distribution Account
			$0.00
Deposit to Certificate Distribution Account from Yield Supplement Account
		"$80,338.96 "
Deposit to Certificate Distribution Account from Reserve Account			$0.00
Total Deposit to Certificate Distribution Account			"$493,177.16 "

DISTRIBUTIONS FROM CERTIFICATE DISTRIBUTION ACCOUNT
1.  Sub. Holders' Interest Distributable Amount for Fixed-Rate Certificates
	"$89,044.37 "
2.  Principal to Fixed Rate Certificateholders			$0.00
3.  Sub. Holders' Interest Distributable Amount for YSA Regular Interest
		"$10,959.59 "
4.  (x)  Deposit to Certificate Yield Supplement Account			$0.00
4.  (y)  Principal to YSA Regular Interestholders			"$80,338.96 "
5.  Sub. Holders' Interest Distributable Amount for Reserve Regular Interest
			"$46,511.93 "
6.  Principal to Reserve Regular Interestholders			$0.00
7.  Sub. Holders' Interest Distributable Amount for Interest-Only Certificates
		"$266,322.32 "
8.  Deposit to the Collection Account			$0.00
9.  Any remaining amounts to the Residual Certificateholder			$0.00

RECONCILIATION OF CERTIFICATE YIELD SUPPLEMENT ACCOUNT
Beginning Certificate Yield Supplement Account Balance			$0.00
Certificate Yield Supplement Account Requirement			$0.00
Deposit to Certificate Yield Supplement Account from Certificate Distribution
 Account			$0.00
Specified Certificate Yield Supplement Account Balance			$0.00
Certificate Yield Supplement Deposit Amount			$0.00
Certificate Yield Supplement Account Reinvestment Income			$0.00
Certificate Yield Supplement Account Release paid to YSA Regular Interest as
 Prin			$0.00
Ending Certificate Yield Supplement Account			$0.00

SUMMARY OF DISTRIBUTIONS
Fixed-Rate Certificates Interest Paid			"$89,044.37 "
Fixed-Rate Certificates Interest Shortfall			$0.00
Fixed-Rate Certificates Principal Paid			$0.00
Ending Fixed-Rate Certificates Principal Balance			"$16,388,534.00 "

YSA Regular Interest Interest Paid			"$10,959.59 "
YSA Regular Interest Interest Shortfall			$0.00
YSA Regular Interest Principal Paid			"$80,338.96 "
Ending YSA Regular Interest Principal Balance			"$2,134,641.29 "

Reserve Regular Interest Interest Paid			"$46,511.93 "
Reserve Regular Interest Interest Shortfall			$0.00
Reserve Regular Interest Principal Paid			$0.00
Ending Reserve Regular Interest Principal Balance			"$7,570,982.00 "

Interest-Only Certificates Interest Paid			"$266,322.32 "
Interest-Only Certificates Interest Shortfall			"$96,934.08 "
Ending Interest-Only Certificates Notional Balance			"$553,639,011.72 "

Distributions to Residual Interest			$0.00

STATEMENT TO NOTEHOLDERS			EXHIBIT 99.2

(i) Amount of principal being paid on Notes

    (a) Class A-1 Notes (CUSIP No. 149114AV2)			"$18,011,759.47 "
"          per $1,000 original principal balance"			$109.8278

    (b) Class A-2 Notes (CUSIP No. 149114AW0)			$0.00
"          per $1,000 original principal balance"			$0.0000

    (c) Class A-3 Notes (CUSIP No. 149114AX8)			$0.00
"          per $1,000 original principal balance"			$0.0000

    (d) Class B Notes (CUSIP No. 149114AY6)			$0.00
"          per $1,000 original principal balance"			$0.0000

    (f) Total			"$18,011,759.47 "

(ii) Amount of interest being paid on Notes

    (a) Class A-1 Notes (CUSIP No. 149114AV2)			"$710,510.40 "
"          per $1,000 original principal balance"			$4.3324

    (b) Class A-2 Notes (CUSIP No. 149114AW0)			"$1,044,583.33 "
"          per $1,000 original principal balance"			$4.7917

    (c) Class A-3 Notes (CUSIP No. 149114AX8)			"$892,680.75 "
"          per $1,000 original principal balance"			$4.8750

    (d) Class B Notes (CUSIP No. 149114AY6)			"$117,858.00 "
"          per $1,000 original principal balance"			$4.8750

    (f) Total			"$2,765,632.48 "

(iii) Pool Balance at end of related collection period			"$570,027,545.72 "

(iv) After giving effect to distributions on this Distribution Date

      (a) (1) outstanding principal amount of Class A-1 Notes
	"$128,349,011.72 "
            (2) Class A-1 Note Pool Factor			0.7826159

      (b) (1) outstanding principal amount of Class A-2 Notes
		"$218,000,000.00 "
            (2) Class A-2 Note Pool Factor			1.0000000

      (c) (1) outstanding principal amount of Class A-3 Notes
	"$183,114,000.00 "
            (2) Class A-3 Note Pool Factor			1.0000000

      (d) (1) outstanding principal amount of Class B Notes			"$24,176,000.00 "
            (2) Class B Note Pool Factor			1.0000000

(v) Amount of Servicing Fee paid			"$490,032.75 "

(vi) Aggregate Amount of Realized Losses for Collection Period			$0.00

(vii) Aggregate Purchase Amounts for Collection Period			$0.00

(viii) Balance of the Reserve Account at end of related Collection Period "$7,570,982.00"

(ix) Specified Reserve Account Balance at end of related Collection Period
		"$7,570,982.00"

(x) Balance of the Yield Supplement Account at end of related Collection Period
			"$2,134,641.29"

(xi) Specified Yield Supplement Account Balance at end of related Collection
Period			"$2,134,641.29"

Caterpillar Financial Asset Trust 1998-A			EXHIBIT 99.3
SERVICING REPORT

Distribution Date			"September 25, 1998"
Transaction Month			1

Collection Period Month Begin			"August 1, 1998"
Collection Period Month End			"August 31, 1998"
Previous Payment Date (or Closing Date)			"August 25, 1998"
Actual Days in Accrual Period			31

ORIGINAL DEAL PARAMETERS
Original Pool Balance			"$605,678,534.22 "
Number of Contracts			" 8,218 "
Wtd. Avg. APR			7.53%
Wtd. Avg. Remaining Term			 41
Annual Servicing Fee Rate			1.00%
Reserve Account Initial Deposit			"$7,570,982.00 "
Yield Supplement Account Deposit			"$2,339,486.00 "
Class A-1 Note Original Principal Balance			"$164,000,000.00 "
Class A-1 Note Rate			5.6375%
Class A-1 Note Final Scheduled Distribution Date			"July 26, 1999"
Class A-1 CUSIP Number			149114AV2
Class A-2 Note Original Principal Balance			"$218,000,000.00 "
Class A-2 Note Rate			5.75%
Class A-2 Note Final Scheduled Distribution Date			"September 25, 2001"
Class A-2 CUSIP Number			149114AW0
Class A-3 Note Original Principal Balance			"$183,114,000.00 "
Class A-3 Note Rate			5.85%
Class A-3 Note Final Scheduled Distribution Date			"April 25, 2003"
Class A-3 CUSIP Number			149114AX8
Class B Note Original Principal Balance			"$24,176,000.00 "
Class B Note Rate			5.85%
Class B Note Final Scheduled Distribution Date			"July 26, 2004"
Class B CUSIP Number			149114AY6
Certificate Balance			"$16,388,534.00 "
Required Rate			6.85%

INPUTS FROM PREVIOUS PERIOD SERVICER REPORT
Pool Balance			"$588,039,305.19 "
Number of Contracts			" 8,218 "
Wtd. Avg. APR			7.53%
Wtd. Avg. Remaining Term			 39
Reserve Account Balance			"$7,570,982.00 "
Yield Supplement Account Balance			"$2,237,899.94 "
Class A-1 Note Outstanding Principal Balance			"$146,360,771.19 "
Class A-1 Note Interest Shortfall			$0.00
Class A-2 Note Outstanding Principal Balance			"$218,000,000.00 "
Class A-2 Note Interest Shortfall			$0.00
Class A-3 Note Outstanding Principal Balance			"$183,114,000.00 "
Class A-3 Note Interest Shortfall			$0.00
Class B Note Outstanding Principal Balance			"$24,176,000.00 "
Class B Note Interest Shortfall			$0.00

CURRENT COLLECTION PERIOD ACTIVITY
Total Interest Collections			"$3,564,480.85 "
Yield Supplement Deposit Amount			"$22,919.69 "
Total Principal Collections			"$17,887,358.47 "
Residual Collections			"$124,401.00 "
Warranty Repurchases Contracts			$0.00
Administrative Repurchases			$0.00
Liquidation Proceeds			$0.00
Reserve Account Reinvestment Income			"$46,511.93 "
Yield Supplement Account Reinvestment Income			"$10,959.59 "
Previous Period Deposit from Certificate Distribution Account			"$23,631.38 "
Total Available Amount			"$21,680,262.91 "

Beginning Pool Balance			"$588,039,305.19 "
Ending Pool Balance			"$570,027,545.72 "
Number of Contracts at Beginning of Period			" 8,218 "
Number of Contracts at End of Period			" 8,119 "
Wtd. Avg. APR			7.52%
Wtd. Avg. Remaining Term			 39
Aggregate Scheduled Amounts 31-60 days past due			"$2,732,819.97 "
Aggregate Scheduled Amounts 61 days or more past due			"$236,756.97 "
Net Losses on Liquidated Receivables this Period			$0.00
Repossessed Eqipment not Sold or Reassigned (Beginning)			$0.00
Repossessed Eqipment not Sold or Reassigned (End)			"$445,770.04 "
Specified Yield Supplement Account Balance			"$2,134,641.29 "

CALCULATION OF DISTRIBUTABLE AMOUNTS
Servicing Fee Due			"$490,032.75 "
Is CFSC or Affiliate Servicer?			Yes

Class A-1 Noteholders' Monthly Interest Distributable Amount			"$710,510.40 "
Class A-1 Noteholders' Interest Carryover Shortfall			$0.00
Class A-1 Noteholders' Interest Distributable Amount			"$710,510.40 "

Class A-2 Noteholders' Monthly Interest Distributable Amount			"$1,044,583.33 "
Class A-2 Noteholders' Interest Carryover Shortfall			$0.00
Class A-2 Noteholders' Interest Distributable Amount			"$1,044,583.33 "

Class A-3 Noteholders' Monthly Interest Distributable Amount			"$892,680.75 "
Class A-3 Noteholders' Interest Carryover Shortfall			$0.00
Class A-3 Noteholders' Interest Distributable Amount			"$892,680.75 "

Class A Noteholders' Monthly Interest Distributable Amount			"$2,647,774.48 "
Class A Noteholders' Interest Carryover Shortfall			$0.00
Class A Noteholders' Interest Distributable Amount			"$2,647,774.48 "

First Priority Principal Distribution Amount			$0.00

Class B Noteholders' Monthly Interest Distributable Amount			"$117,858.00 "
Class B Noteholders' Interest Carryover Shortfall			$0.00
Class B Noteholders' Interest Distributable Amount			"$117,858.00 "

Second Priority Principal Distribution Amount			"$1,623,225.47 "

Regular Principal Distribution Amount			"$16,388,534.00 "

Total Required Payment			"$4,388,857.95 "

Draw from Reserve Account			$0.00
Draw from Yield Supplement Account			$0.00

Total Distribution Amount			"$21,680,262.91 "

DISTRIBUTIONS FROM COLLECTION ACCOUNT
1.   Servicing Fee (if CFSC or Affiliate is NOT servicer)			$0.00
2.   Class A Noteholders' Interest Distributable Amount to Class A Noteholders
		"$2,647,774.48 "
3.   First Priority Principal Distribution Amount to Principal Distribution
Account			$0.00
4.   Class B Noteholders' Interest Distributable Amount to Class B Noteholders
			"$117,858.00 "
5.   Second Priority Principal Distribution Amount to Principal Distribution
 Account			"$1,623,225.47 "
6.   Deposit to Yield Supplement Account			$0.00
7.   Deposit to Reserve Account			$0.00
8.   Regular Principal Distribution Amount to Principal Distribution Account
			"$16,388,534.00 "
9.   Servicing Fee (if CFSC or Affiliat IS servicer)			"$490,032.75 "
10. Deposit to Certificate Distribution Account			"$412,838.21 "

DISTRIBUTIONS FROM PRINCIPAL DISTRIBUTION ACCOUNT
1.   Principal to Class A-1 Noteholders			"$18,011,759.47 "
2.   Principal to Class A-2 Noteholders			$0.00
3.   Principal to Class A-3 Noteholders			$0.00
4.   Principal to Class B Noteholders			$0.00
5.   Deposit to Certificate Distribution Account			$0.00

RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance			"$7,570,982.00 "
Draw from Reserve Account to cover shortfalls			$0.00
Interim Specified Reserve Account Balance			"$7,570,982.00 "
Deposit to Reserve Account Needed			$0.00
Deposit to Reserve Account from Collection Account			$0.00
Specified Reserve Account Balance			"$7,570,982.00 "
Reserve Account Release deposited into Certificate Distribution Account			$0.00
Ending Reserve Account Balance			"$7,570,982.00 "

RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
Beginning YSA Balance			"$2,237,899.94 "
Beginning Adjusted Pool Balance			"$588,039,305.19 "
Yield Supplement Deposit Amount			"$22,919.69 "
Draw from Yield Supplement Account to cover shortfalls			$0.00
Specified Yield Supplement Account Balance			"$2,134,641.29 "
Deposit to Yield Supplement Account Needed			$0.00
Deposit to Yield Supplement Account from Collection Account			$0.00
Yield Supplement Account Release deposited into Certificate Distribution Account
			"$80,338.96 "
Ending Yield Supplement Account Balance			"$2,134,641.29 "

SUMMARY OF DISTRIBUTIONS
Servicing Fee Paid to Servicer			"$490,032.75 "

Class A-1 Interest Paid			"$710,510.40 "
Class A-1 Interest Shortfall			$0.00
Class A-1 Principal Paid			"$18,011,759.47 "
Ending Class A-1 Principal Balance			"$128,349,011.72 "

Class A-2 Interest Paid			"$1,044,583.33 "
Class A-2 Interest Shortfall			$0.00
Class A-2 Principal Paid			$0.00
Ending Class A-2 Principal Balance			"$218,000,000.00 "

Class A-3 Interest Paid			"$892,680.75 "
Class A-3 Interest Shortfall			$0.00
Class A-3 Principal Paid			$0.00
Ending Class A-3 Principal Balance			"$183,114,000.00 "

Class B Interest Paid			"$117,858.00 "
Class B Interest Shortfall			$0.00
Class B Principal Paid			$0.00
Ending Class B Principal Balance			"$24,176,000.00 "

Deposit to Certificate Distribution Account			"$493,177.16 "